MUTUAL RELEASE

FOR AND IN CONSIDERATION OF THE SUM OF ONE DOLLAR ($1.00) AND OTHER GOOD AND VALUABLE CONSIDERATION (the receipt and sufficiency of which is hereby acknowledged), JAMES BAY ENERGY INC., of 301-170 The Donway West, Toronto, Ontario, for and on behalf of itself and its successors and assigns (collectively "JB") does hereby REMISE, RELEASE, AND FOREVER DISCHARGE CASCADE ENERGY, INC., and CASCADE ENERGY, INC., for and on behalf of itself and its successors and assigns (collectively "CASCADE") does hereby REMISE, RELEASE, AND FOREVER DISCHARGE JB, of and from all actions, causes of action, claims, debts, demands, damages and costs, of any kind whatsoever, whether known or unknown, suspected or unsuspected, at law or in equity, which either of the parties hereafter can, shall or may have, directly or indirectly, arising out of or in respect of that certain acquisitions proposal in relation to the Strand Fiord Coal Project, Canadian Arctic, between JB and CASCADE, dated June 15, 2005 (the "Agreement"), which the parties hereby confirm is terminated and of no further force or effect.

AND IT IS FURTHER AGREED AND ACKNOWLEDGED THAT this Mutual Release is given without any admission of liability and that nothing contained herein shall be construed as an admission of liability by either of the parties.

IT IS HEREBY AGREED AND ACKNOWLEDGED that the terms of this Mutual Release are fully understood by the parties and the same is being entered into voluntarily for the purposes of making full and final compromise, adjustment and settlement.

THIS RELEASE contains the entire agreement between the parties hereto and the terms of the Release are contractual and not a mere recital.

This Release shall be governed by and interpreted in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF this Release has been executed as of the 3rd day of October , 2005.

JAMES BAY ENERGY INC.

Per: ______________________

CASCADE ENERGY INC.

Per: ______________________

MUTUAL RELEASE

FOR AND IN CONSIDERATION OF THE SUM OF ONE DOLLAR ($1.00) AND OTHER GOOD AND VALUABLE CONSIDERATION (the receipt and sufficiency of which is hereby acknowledged), JAMES BAY ENERGY INC., of 301-170 The Donway West, Toronto, Ontario, for and on behalf of itself and its successors and assigns (collectively "JB") does hereby REMISE, RELEASE, AND FOREVER DISCHARGE CASCADE ENERGY, INC., and CASCADE ENERGY, INC., for and on behalf of itself and its successors and assigns (collectively "CASCADE") does hereby REMISE, RELEASE, AND FOREVER DISCHARGE JB, of and from all actions, causes of action, claims, debts, demands, damages and costs, of any kind whatsoever, whether known or unknown, suspected or unsuspected, at law or in equity, which either of the parties hereafter can, shall or may have, directly or indirectly, arising out of or in respect of that certain acquisitions proposal in relation to the Strand Fiord Coal Project, Canadian Arctic, between JB and CASCADE, dated June 15, 2005 (the "Agreement"), which the parties hereby confirm is terminated and of no further force or effect.

AND IT IS FURTHER AGREED AND ACKNOWLEDGED THAT this Mutual Release is given without any admission of liability and that nothing contained herein shall be construed as an admission of liability by either of the parties.

IT IS HEREBY AGREED AND ACKNOWLEDGED that the terms of this Mutual Release are fully understood by the parties and the same is being entered into voluntarily for the purposes of making full and final compromise, adjustment and settlement.

THIS RELEASE contains the entire agreement between the parties hereto and the terms of the Release are contractual and not a mere recital.

This Release shall be governed by and interpreted in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF this Release has been executed as of the 3rd day of October , 2005.

JAMES BAY ENERGY INC.

Per: ______________________________

CASCADE ENERGY INC.

Per: ______________________________